United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2017

Clarus Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34767 (Commission File Number)	58-1972600 (IRS Employer Identification Number)

2084 East 3900 South, Salt Lake City, Utah (Address of principal executive offices)	84124 (Zip Code)

Registrant’s telephone number, including area code: (801) 278-5552

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On September 18, 2017 and September 22, 2017, respectively, Clarus Corporation (the “Company”) delivered letters (individually, a “Letter” and collectively, the “Letters”) to each of Kennedy Capital Management, Inc. (“Kennedy”) and Wynnefield Capital, Inc. (“Wynnefield”) approving each of their respective requests to be permitted under the Company’s Rights Agreement dated as of February 12, 2008 to acquire beneficial ownership in excess of 4.9% of the Company’s outstanding shares of common stock. Such approval is conditioned upon, and subject to Kennedy and Wynnefield, respectively: (i) not increasing such beneficial ownership to in excess of 7.5% of the Company’s outstanding shares of common stock; (ii) remaining continuously eligible to report its ownership of the Company’s common stock on Schedule 13G; and (iii) increasing such beneficial ownership to in excess of 4.9% of the Company’s outstanding shares of common stock on or before the twelve month anniversary of the date of the respective Letters.

Furthermore, in the event that Kennedy or Wynnefield increases its respective beneficial ownership to in excess of 4.9% of the Company’s outstanding shares of common stock and then subsequently reduces its beneficial ownership to below 4.9%, the approval granted pursuant to their respective Letters shall immediately terminate and the applicable party would need to obtain a new approval from the Company’s Board of Directors before seeking to again increase its beneficial ownership to in excess of 4.9% of the Company’s outstanding shares of common stock.

Copies of each of the Letters are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2 and are incorporated herein by reference as if fully set forth herein. The foregoing summary description of the Letters is not intended to be complete and is qualified in its entirety by the complete text of the Letters.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are filed herewith as a part of this Report:

Exhibit No.	Description
99.1	Letter to Kennedy Capital Management, Inc. dated September 18, 2017
99.2	Letter to Wynnefield Capital, Inc. dated September 22, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARUS CORPORATION

Dated: September 22, 2017	By:	/s/ Aaron J. Kuehne
Name: Aaron J. Kuehne
Title: Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter to Kennedy Capital Management, Inc. dated September 18, 2017
99.2	Letter to Wynnefield Capital, Inc. dated September 22, 2017